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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005

                           PARK PLACE SECURITIES, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2005, providing for the issuance of
            ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-WHQ1)

                           Park Place Securities, Inc.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                 333-118640                34-1993512
 ---------------------------        -----------       --------------------------
(State or Other Jurisdiction        (Commission          (I.R.S. Employer
of Incorporation)                   File Number)       Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California                                           92868
-----------------------------------------                 ----------
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (714) 564-0660
                                                     --------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

 Item 8.01.       Other Events


Description of the Certificates and the Mortgage Pool

         Park Place Securities, Inc. (the "Registrant") plans a series of certificates, entitled Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WHQ1 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of February 1, 2005, among the Registrant as depositor, HomEq Servicing Corporation as master servicer, Wells Fargo Bank, N.A. as trustee and as swap administrator. The Certificates designated as the Series 2005-WHQ1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, first and second lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Merrill Lynch, Pierce, Fenner & Smith Incorporated and Banc of America Securities LLC (the "Underwriters") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits


                  (a)      Financial Statements.

                           Not applicable.

                  (b)      Pro Forma Financial Information.

                           Not applicable.

                  (c)      Exhibits.


                                       2

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

                         Item 601(a) of
                         Regulation S K
    Exhibit No.             Exhibit No.       Description
    -----------             ----------        ------------
         1                     99             Collateral  Term  Sheets  (as  defined  in  Item 5)  that  have  been provided by Merrill Lynch,  Pierce,  Fenner & Smith  Incorporated and
                                              Banc of America Securities LLC to certain  prospective  purchasers of
                                              Park  Place  Mortgage  Securities  Inc.   Asset-Backed   Pass-Through
                                              Certificates, Series 2005-WHQ1.


                                       3
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 11, 2005


                                         PARK PLACE SECURITIES, INC.


                                         By:  /s/ John P. Grazer
                                             --------------------------------
                                         Name:    John P. Grazer
                                         Title:   CFO



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

                                Index to Exhibits


   Exhibit No.          Item 601(a) of
                        Regulation S K                         Description                        Sequentially
                         Exhibit No.                                                              Numbered Page
   -----------          ------------                           -----------                        ------------
        1                     99                         Collateral Terms Sheets               Filed Manually



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                                  EXHIBIT 99.1

                                [FILED MANUALLY]